                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 13, 2004
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                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                        0-11201                22-1642321
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(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)

    41 Fairfield Place, West Caldwell, New Jersey                07006
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (973) 575-1300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01 OTHER EVENTS

On December 13, 2004, Infineon Technologies AG ("Infineon") sold an aggregate of
475,000 shares of the Common Stock of Merrimac Industries, Inc. (the "Company")
to four purchasers in a privately-negotiated transaction (the "Transaction").
Infineon also assigned to each purchaser certain registration rights to such shares under existing registration rights agreements Infineon had with the
Company.

In connection with the Transaction, the Company amended its Rights Agreement dated March 9, 1999, as amended, to permit the purchasers and each of them to acquire the Company's securities without becoming an "Acquiring Person" within the meaning of the Company's Rights Agreement, provided that the purchasers together with their affiliates and associates (as defined under the Rights
Agreement) are the beneficial owners of only shares of the Company's Common
Stock purchased in the Transaction. Amendment No. 7 to the Rights Agreement
between the Company and Wachovia Bank, National Association, which was appointed successor Rights Agent by the Company in October 2004, is attached hereto as
Exhibit 4.1

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On December 13, 2004, in connection with the sale by Infineon of 475,000 shares of the Company's Common Stock, as further described in Item 8.01 of this Form
8-K, the Company and Infineon terminated the Stock Purchase and Exclusivity
Letter Agreement dated April 7, 2000, as amended by a Modification Agreement dated September 27, 2002, which provided that the Company would design, develop and produce exclusively for Infineon certain Multi-Mix(R) products that incorporate active RF power transistors for use in certain wireless base station applications, television transmitters and certain other applications that are intended for Bluetooth transceivers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

4.1  Amendment No. 7 to the Company's Rights Agreement, dated as of December 13,
2004, between the Company and Wachovia Bank, National Association, as successor
Rights Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MERRIMAC INDUSTRIES, INC.

                                                  By: /s/ Robert V. Condon
                                                      -----------------------
                                                  Name:  Robert V. Condon
                                                  Title: Vice President, Finance
                                                  and Chief Financial Officer
December 13, 2004